EXHIBIT 10.1

EXHIBIT A

VOTING AGREEMENT

The undersigned director of FCB Bancorp, Inc. (“FCB”) hereby agrees in his individual capacity as a shareholder to vote his shares of FCB Common Stock that are registered in his personal name and not in a fiduciary capacity (and agrees to use his reasonable efforts to cause all additional shares of FCB Common Stock owned jointly by him with any other person or by his spouse or over which he has voting influence or control to be voted, other than shares held in a fiduciary capacity) in favor of the Agreement and Plan of Merger by and between MainSource Financial Group, Inc. and FCB, dated December 19, 2016 (the “Agreement”). In addition, the undersigned director hereby agrees not to make any transfers of shares of FCB with the purpose of avoiding his agreements set forth in the preceding sentence and agrees to cause any transferee of such shares to abide by the terms of this Voting Agreement. The undersigned director is entering into this Voting Agreement solely in his capacity as an individual shareholder and, notwithstanding anything to the contrary in this Voting Agreement, nothing in this Voting Agreement is intended or shall be construed to require any of the undersigned, in his capacity as a director of FCB, to act or fail to act in accordance with his fiduciary duties in such director capacity. Furthermore, the undersigned, by signing this agreement, makes no agreement or understanding herein in his capacity as a director of FCB. Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the consummation of the Merger (as defined in the Agreement); (b) the termination of the Agreement in accordance with its terms; or (c) the taking of such action whereby a majority of FCB’s Board of Directors, in accordance with the terms and conditions of Section 5.06 of the Agreement, withdraws its favorable recommendation of the Agreement to its shareholders. This Voting Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Dated this 19th day of December, 2016.